UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

C3.AI, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
1400 Seaport Blvd
Redwood City, CA
(Address of Principal Executive Offices)
001-39744
(Commission File Number)

26-3999357
(IRS Employer Identification No.)
94063
(Zip Code)
(650) 503-2200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 29, 2024, C3.ai, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal fourth quarter and the full fiscal year ended April 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.

On February 27, 2024, C3.ai, Inc. (the “Company”) filed a lawsuit in the Court of Rome, Italy against Enel Global Services S.r.l. and any involved corporate affiliates (“Enel”). The claims in the suit against Enel include misappropriation of trade secrets under Articles 98 and 99 of the Italian Industrial Property Code and breach of contract. In this action, the Company seeks compensatory damages in the amount of €2.1 billion, equitable and other relief, as well as fees and costs. The Company has also filed a report of criminal misconduct with Italian law enforcement under Article 623 of the Italian Criminal Code. The Company is evaluating other legal venues to fully redress its claims. The Company is considering filing a report of misconduct with federal law enforcement in the United States. Since any legal action is unpredictable, it is difficult to quantify the potential recoveries, associated potential costs, and timeline associated with resolution of this matter. The Company does not assume any obligation to provide regular updates on this legal action.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 29, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C3.ai, Inc.

Dated: May 29, 2024
	By:	/s/ Thomas M. Siebel
Thomas M. Siebel
Chief Executive Officer and Chairman of the Board of Directors